                          PROSPECTUS AUGUST 30, 2007

LIFEPATH(REG. TM) PORTFOLIOS

CLASS S SHARES
LIFEPATH(REG. TM) RETIREMENT
LIFEPATH 2010(REG. TM)
LIFEPATH 2020(REG. TM)
LIFEPATH 2030(REG. TM)
LIFEPATH 2040(REG. TM)

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

  Overview ..............      1
  Investment Objectives .      3
  Summary of Principal         4
  Investment Strategies
  Summary of Principal         5
  Risk Factors
  Investment Returns ....      7
  Fees and Expenses .....     12
  A Further Discussion
of Principal Investment
  Strategies ............     14
  A Further Discussion        21
of Principal Risk
  Factors
  Management of the           24
  LifePath Portfolios
  Shareholder                 26
  Information
  Financial Highlights ..     30
  Disclaimers ...........     35

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                                                                              i

Overview

INTRODUCTION
The LifePath Portfolios(1) are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2022, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

-------
(1) For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[ ] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[ ] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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     2  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[ ] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[ ] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[ ] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[ ] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[ ] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

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                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

[ ] LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. As of March 31, 2007, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.(1) Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time.

[ ] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2007, the LifePath 2010 Portfolioheld approximately 46% of its assets in Underlying Funds that invest primarily in equity securities, 54% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.(1) As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[ ] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2007, LifePath 2020 Portfolioheld approximately 65% of its assets in Underlying Funds that invest primarily in equity securities, 35% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.(1) As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[ ] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2007, the LifePath 2030 Portfolioheld approximately 80% of its assets in Underlying Funds that invest primarily in equity securities, 20% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.(1) As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[ ] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2007, the LifePath 2040 Portfolio held approximately 92% of its assets in Underlying Funds that invest primarily in equity securities, 8% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments.(1) As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.
-------
(1) The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

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     4  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA, the investment adviser to the Master Portfolios, can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as security selection risk. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

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                                                                              5

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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     6  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

TOTAL RETURNS
The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. Although Class I Shares are not offered in this Prospectus, the returns for Class I Shares are provided herein because the Class S Shares offered in this Prospectus are expected to have substantially similar annual returns since the Class S Shares are invested in the same Master Portfolios. ANNUAL RETURNS FOR THE CLASS S SHARES WOULD DIFFER FROM ANNUAL RETURNS FOR THE CLASS I SHARES BECAUSE THE CLASSES HAVE DIFFERENT EXPENSES. The bar charts show the returns for Class I of each LifePath Portfolio for each of the last 10 calendar years. The average annual total return table compares the average annual total returns (before and after taxes) of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for Class I Shares of each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for Class I Shares of each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1997     10.71%
1998     10.49%
1999      4.85%
2000      4.73%
2001      3.60%
2002     -2.70%
2003     11.95%
2004      6.35%
2005      4.32%
2006      8.80%

The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -4.24% in the 3rd quarter of 2002.

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                                                                              7

LIFEPATH 2010 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1997     16.60%
1998     16.04%
1999      9.48%
2000      0.71%
2001     -0.75%
2002     -8.32%
2003     15.66%
2004      7.38%
2005      5.20%
2006     10.15%

The best calendar quarter return during the years shown above was 10.12% in the 4th quarter of 1998; the worst was -8.38% in the 3rd quarter of 2002.

LIFEPATH 2020 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1997     21.21%
1998     19.97%
1999     14.12%
2000     -3.74%
2001     -6.42%
2002    -12.59%
2003     20.61%
2004      9.27%
2005      6.54%
2006     13.01%

The best calendar quarter return during the years shown above was 14.61% in the 4th quarter of 1998; the worst was -11.53% in the 3rd quarter of 2002.

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     8  BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1997     24.50%
1998     22.72%
1999     16.85%
2000     -5.65%
2001     -9.94%
2002    -15.73%
2003     23.86%
2004     10.78%
2005      7.63%
2006     15.12%

The best calendar quarter return during the years shown above was 18.02% in the 4th quarter of 1998; the worst was -13.69% in the 3rd quarter of 2002.

LIFEPATH 2040 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1997     26.85%
1998     25.58%
1999     21.38%
2000     -9.71%
2001    -13.41%
2002    -18.73%
2003     27.64%
2004     11.43%
2005      8.24%
2006     16.97%

The best calendar quarter return during the years shown above was 21.72% in the 4th quarter of 1998; the worst was -15.79% in the 3rd quarter of 2002.

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                                                                              9

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2006
                               CLASS I SHARES(1)

                                1 YEAR        5 YEARS       10 YEARS
                              ----------     ---------     ---------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes             8.80%       5.63%           6.23%
  Return After Taxes on           7.34%       4.48%           4.53%
  Distributions(2)
  Return After Taxes on           6.17%       4.25%           4.44%
Distributions and Sal  e
  of Fund Shares(2)
LifePath Retirement               9.46%       6.78%           7.22%
Portfolio Custom
  Benchmark(3), (4)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes            10.15%       5.72%           6.93%
  Return After Taxes on           8.74%       4.82%           5.33%
  Distributions(2)
  Return After Taxes on           7.13%       4.49%           5.21%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2010 Portfolio          10.91%       6.94%           7.79%
Custom Benchmark(3),
  (4)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes            13.01%       6.76%           7.56%
  Return After Taxes on          12.28%       6.21%           6.36%
  Distributions(2)
  Return After Taxes on           8.65%       5.54%           6.00%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2020 Portfolio          13.84%       7.67%           8.16%
Custom Benchmark(3),
  (4)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes            15.12%       7.46%           8.07%
  Return After Taxes on          14.06%       6.69%           6.72%
  Distributions(2)
  Return After Taxes on          10.61%       6.16%           6.50%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2030 Portfolio          16.07%       8.26%           8.40%
Custom Benchmark(3),
  (4)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes            16.97%       7.91%           8.26%
  Return After Taxes on          16.59%       7.64%           7.27%
  Distributions(2)
  Return After Taxes on          11.33%       6.75%           6.86%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2040 Portfolio          17.99%       8.58%           8.67%
Custom Benchmark(3),
  (4)
S&P 1500 Index(4)                15.34%       6.79%           8.84%
Lehman Brothers U.S.              4.33%      5 .06%           6.24%
  Aggregate Index(4)
MSCI EAFE Index(4)               26.34%      14.98%           7.71%
Citigroup 3-Month                 4.76%       2.35%           3.67%
  Treasury Bill Index(4)

-------
(1) Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.
(2) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.
(3) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to equal the LifePath Portfolios' changing asset allocations over time. The following indexes are currently used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI

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     10                                        BARCLAYS GLOBAL INVESTORS FUNDS

     EAFE Index, Lehman Brothers U.S. Aggregate Index, Citigroup 3-Month Treasury Bill Index, Lehman Brothers U.S. Treasury TIPS Index, and Cohen & Steers Realty Majors Index.
(4)  Reflects no deductions for fees, expenses or taxes.

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                                                                             11

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class S Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class S Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class S Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)

                                LIFEPATH         LIFEPATH        LIFEPATH        LIFEPATH        LIFEPATH
                               RETIREMENT          2010            2020            2030            2040
                                PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                              ------------     -----------     -----------     -----------     ------------
Management fees(1)                 0.35%           0.35%           0.35%           0.35%            0.35%
Other expenses                     0.17%           0.16%           0.16%           0.16%            0.16%
(Administration fees;
  Independent
 Expenses(2))
Acquired fund fees and             0.33%           0.33%           0.34%           0.34%            0.34%
  expenses (Underlying
 Funds)(3)
Total annual class                 0.85%           0.84%           0.85%           0.85%            0.85%
operating expenses(1),
  (2), (3)
Less fee waivers and/or           (0.35)%         (0.34)%         (0.34)%         (0.34)%          (0.34)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)          0.50%           0.50%           0.51%           0.51%            0.51%

-------
(1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009 (the "contractual waiver").
(2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class S Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class S Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.
(3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's pro rata share of the fees and expenses incurred by investing in the Underlying Funds.
(4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

EXAMPLE

The example below is intended to help you compare the cost of investing in Class S Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class S Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements with BGFA and BGI are in effect for two years.

THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
                             --------     ---------     ---------     ---------
LifePath Retirement             $51          $199          $401          $982
  Portfolio
LifePath 2010 Portfolio         $51          $198          $397          $972
LifePath 2020 Portfolio         $52          $201          $403          $984
LifePath 2030 Portfolio         $52          $201          $403          $984
LifePath 2040 Portfolio         $52          $201          $403          $984

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                                                                             13

A Further Discussion of Principal Investment Strategies

INTRODUCTION
Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain high-quality money market instruments and U.S. government obligations, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively in Underlying Funds that are money market funds. Rather, because BGFA, the Master Portfolios' investment adviser, believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

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     14                                        BARCLAYS GLOBAL INVESTORS FUNDS
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below.

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's ("S&P") 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

--------------------------------------------------------------------------------
                                                                             15
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses one of two basic indexing strategies: replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index that has a similar investment profile to the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are weighted according to the total float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1 billion and $4 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES RUSSELL MIDCAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000(Reg. TM) Index.

ISHARES RUSSELL 2000 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000(Reg. TM) Index.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from

--------------------------------------------------------------------------------
     16                                        BARCLAYS GLOBAL INVESTORS FUNDS
future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as represented by the MSCI Canada Index. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia, and the Far East.

ISHARES MSCI EMERGING MARKETS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of June 30, 2007, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indexes: Argentina, Brazil, Chile, China, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets that is invested in shares of other iShares Funds.

ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers 1-3 Year U.S. Credit Index. The Lehman Brothers 1-3 Year U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 1-3 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year U.S. Treasury Index. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 3-7 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 3-7 Year U.S.

--------------------------------------------------------------------------------
                                                                             17

Treasury Index. The Lehman Brothers 3-7 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES LEHMAN 7-10 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year U.S. Treasury Index. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

ISHARES LEHMAN 10-20 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 10-20 Year U.S. Treasury Index. The Lehman Brothers 10-20 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES LEHMAN 20+ YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year U.S. Treasury Index. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES LEHMAN AGGREGATE BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization-weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.

ISHARES LEHMAN CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN GOVERNMENT/CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers U.S. Government/Credit Index. The Lehman Brothers U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.

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     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES LEHMAN INTERMEDIATE CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers Intermediate U.S. Credit Index. The Lehman Brothers Intermediate U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers Intermediate U.S. Government/Credit Index. The Lehman Brothers Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES LEHMAN MBS FIXED-RATE BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade agency mortgage-backed securities sector of the United States as defined by the Lehman Brothers U.S. MBS Fixed-Rate Index. The Lehman Brothers U.S. MBS Fixed-Rate Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government National Mortgage Association, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

ISHARES LEHMAN SHORT TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers Short U.S. Treasury Index. The Lehman Brothers Short U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES LEHMAN TIPS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury TIPS Index. The Lehman Brothers U.S. Treasury TIPS Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

--------------------------------------------------------------------------------
                                                                             19

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2007. BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

                                UNDERLYING FUNDS
                            ( as of March 31, 2007)

                            LIFEPATH     LIFEPATH    LIFEPATH    LIFEPATH   LIFEPATH
                           RETIREMENT      2010        2020        2030       2040
                            PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                          ------------ ----------- ----------- ----------- ----------
CAPITAL GROWTH
Master Investment             19.09%       23.50%      35.04%      43.68%     50.77%
Portfolio-Active Stock
  Master Portfolio
iShares S&P MidCap 400         3.71%        4.34%       5.51%       6.46%      7.22%
  Index Fund
iShares S&P SmallCap 600       1.96%        2.30%       2.99%       3.39%      3.73%
  Index Fund
iShares MSCI EAFE Index       10.47%       12.42%      17.48%      21.17%     24.31%
  Fund
iShares Cohen & Steers         2.58%        3.02%       4.33%       5.22%      6.00%
Realty Majors Index
  Fund
CAPITAL GROWTH AND INCOME
Master Investment             52.04%       45.83%      29.25%      17.12%      7.77%
Portfolio-CoreAlpha Bon  d
  Master Portfolio
iShares Lehman TIPS Bond       9.86%        8.39%       5.20%       2.76%      0.00%
  Fund
INCOME
BGIF Institutional Money       0.29%        0.20%       0.20%       0.20%      0.20%
  Market Fund

-------
Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "S&P 500/Citigroup Growth Index," "Standard & Poor's 500/Citigroup Growth Index," "S&P 500/Citigroup Value Index," "Standard & Poor's 500/Citigroup Value Index," "S&P MidCap 400/Citigroup Growth Index," "S&P MidCap 400/Citigroup Value Index," "S&P SmallCap 600/Citigroup Growth Index" and "S&P SmallCap 600/Citigroup Value Index," are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund and iShares S&P SmallCap 600 Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(Reg.
TM)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Lehman Brothers," "Lehman Brothers 1-3 Year U.S. Credit Index," "Lehman Brothers 1-3 Year U.S. Treasury Index," "Lehman Brothers 3-7 Year U.S. Treasury Index," "Lehman Brothers 7-10 Year U.S. Treasury Index," "Lehman Brothers 10-20 Year U.S. Treasury Index," "Lehman Brothers 20+ Year U.S. Treasury Index," "Lehman Brothers U.S. Aggregate Index," "Lehman Brothers U.S. Credit Index," "Lehman Brothers U.S. Government/Credit Index," "Lehman Brothers Intermediate U.S. Credit Index," "Lehman Brothers Intermediate U.S. Government/Credit Index," "Lehman Brothers U.S. MBS Fixed-Rate Index," "Lehman Brothers Short U.S. Treasury Index," and the "Lehman Brothers U.S. Treasury TIPS Index" are trademarks of Lehman Brothers, Inc. ("Lehman Brothers") and have been licensed for use for certain purposes by BGI. The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Fixed-Rate Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund are not sponsored or endorsed by Lehman Brothers, and neither Lehman Brothers nor any of its affiliates makes any representations regarding the advisability of investing in iShares.

"MSCI Canada Index," "MSCI EAFE Index" and the "MSCI Emerging Markets Index" are servicemarks of MSCI and have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

--------------------------------------------------------------------------------
     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISK

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISK

The risks of fixed income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government's full faith and credit. Certain securities issued by U.S. government-sponsored entities, such as FNMA, FHLMC and Federal Home Loan Banks are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

--------------------------------------------------------------------------------
                                                                             21
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

FOREIGN INVESTMENT RISKS

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investments in foreign securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, or can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

--------------------------------------------------------------------------------
     22                                        BARCLAYS GLOBAL INVESTORS FUNDS

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

SECURITY SELECTION RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

CONCENTRATION RISK

If an underlying index of an Underlying iShares Fund concentrates in a particular industry or group of industries, that Underlying iShares Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Since an Underlying iShares Fund seeks to track an index, factors such as the fees and expenses of an Underlying iShares Fund, rounding of prices, and changes to an index and regulatory policies, may affect the adviser's ability to achieve close correlation with the index. Therefore, the return of an Underlying iShares Fund that seeks to track the index may deviate from that of the index.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

--------------------------------------------------------------------------------
                                                                             23

Management of the LifePath Portfolios

INVESTMENT ADVISER

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive all of its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2009.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of December 31, 2006, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.8 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the 6-month period ended June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Jim Chan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms. Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investments from 2000 to 2002.

--------------------------------------------------------------------------------
     24                                        BARCLAYS GLOBAL INVESTORS FUNDS

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Portfolio Management Process at BGI.

Mr. Chan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Mr. Chan has been a member of the asset allocation portfolio management team since February 2006. Prior to becoming a Portfolio Manager, Mr. Chan was a Research Analyst with BGI Americas Institutional Business from 2004 to 2006. From August 2003 through August 2005, Mr. Chan was an MBA candidate at the University of San Francisco. From December 2000 through July 2003, Mr. Chan was an engineer with Munters Proprietary Limited.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios'
Administrator:

[ ]  Supervise the LifePath Portfolios' administrative operations;

[ ] Provide or cause to be provided management reporting and treasury administration services;

[ ]  Financial reporting;

[ ]  Legal, blue sky and tax services;

[ ]  Preparation of proxy statements and shareholder reports; and

[ ] With respect to the other Classes of the LifePath Portfolios, engaging and supervising shareholder servicing agents, including servicing and processing agents (together, the "Shareholder Servicing Agents"), on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of the Class S Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

From time to time, BGFA, BGI and/or the LifePath Portfolios' distributor may also pay significant amounts from their own resources to intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

--------------------------------------------------------------------------------
                                                                             25

Shareholder Information

WHO IS ELIGIBLE TO INVEST
To be eligible to purchase LifePath Portfolio Class S Shares, you must invest through an employer-sponsored retirement plan.

In order to invest, a completed account application form must be submitted to and processed by your employer or your plan's recordkeeper.

Your purchase and holding of Class S Shares will be governed by the terms of your employer's plan. Please consult with your employer for more information.

HOW TO BUY SHARES

[ ] PLAN PARTICIPANT. Invest through payroll deductions. Your plan may impose an earlier deadline for purchase or redemption orders than the LifePath Portfolios, as described below.

[ ] TAX-DEFERRED INVESTOR. Invest through a custodian or annuity provider as provided in your benefit plan documents. Your custodian or annuity provider is responsible for properly transmitting your purchase order to State Street Bank and Trust Company ("State Street") and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and any day on which the NYSE is closed for regular trading.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason, subject to the applicable law.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[ ] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor or custodian, who is responsible for properly transmitting your sale order to State Street Bank and Trust Company ("State Street").

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio

--------------------------------------------------------------------------------
     26                                        BARCLAYS GLOBAL INVESTORS FUNDS
automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day. If the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class S Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

--------------------------------------------------------------------------------
                                                                             27

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales of LifePath Portfolio shares. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in LifePath Portfolio shares generally is not taxed on LifePath Portfolio dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your correct social security number or other taxpayer identification number to the LifePath Portfolio along with any certifications required by the Internal Revenue Service when you open an account.

MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

--------------------------------------------------------------------------------
     28                                        BARCLAYS GLOBAL INVESTORS FUNDS

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

--------------------------------------------------------------------------------
                                                                             29

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Class I Share of each Fund. Financial performance for the Class S Shares would differ from the financial performance for the Class I Shares because the classes have different expenses. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday 8:30 a.m. to 6:30 p.m. Eastern Time.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                           DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002(A)   FEB. 28, 2002
                          --------------- --------------- --------------- --------------- ------------------ --------------
NET ASSET VALUE,              $ 11.22         $ 11.18         $ 11.03        $  10.03        $   10.59          $ 10.77
                              -------         -------         -------        --------        ---------          -------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.39            0.30            0.20            0.19             0.21             0.34
Net realized and                 0.58            0.17            0.49            1.00           ( 0.40)          ( 0.10)
                              -------         -------         -------        --------        ---------          -------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            0.97            0.47            0.69            1.19           ( 0.19)            0.24
                              -------         -------         -------        --------        ---------          -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income          ( 0.39)         ( 0.33)         ( 0.24)         ( 0.19)          ( 0.28)          ( 0.35)
Net realized gain              ( 0.21)         ( 0.10)         ( 0.30)         ( 0.00)(b)       ( 0.09)          ( 0.07)
                              -------         -------         -------        --------        ---------          -------
TOTAL DISTRIBUTIONS            ( 0.60)         ( 0.43)         ( 0.54)         ( 0.19)          ( 0.37)          ( 0.42)
                              -------         -------         -------        --------        ---------          -------
NET ASSET VALUE, END OF       $ 11.59         $ 11.22         $ 11.18        $  11.03        $   10.03          $ 10.59
                              =======         =======         =======        ========        =========          =======
  PERIOD
TOTAL RETURN                     8.80%           4.32%           6.35%          11.95%          ( 1.78)%(c)        2.25%
                              =======         =======         =======        ========        =========          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $91,518         $99,349         $90,871        $ 60,944        $  40,509          $36,936
  period (000s)
Ratio of expenses to
average net
 assets(d)                       0.78%           0.81%           0.82%           0.85%            0.85%            0.89%
Ratio of expenses to
average net assets
 prior to expense                1.13%           1.15%           1.10%            n/a              n/a              n/a
  reductions(d)
Ratio of net investment
income to
 average net assets(d)           3.28%           2.72%           1.92%           1.81%            2.47%            3.19%
Portfolio turnover                 10%             11%            138%             29%              56%             116%
  rate(e)

-------
(a) For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)  Rounds to less than $0.01.
(c)  Not annualized.
(d) Annualized for periods of less than one year. These ratios include net expenses charged to the Master Portfolio.
(e) Represents the portfolio turnover rate of the LifePath Portfolio's Master Portfolio.

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     30                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                           DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002(A)   FEB. 28, 2002
                          --------------- --------------- --------------- --------------- ------------------ --------------
NET ASSET VALUE,             $  12.92        $  12.74        $  12.30        $  10.82         $  11.85         $  12.46
                             --------        --------        --------        --------         --------         --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.41            0.31            0.20            0.18             0.19             0.31
Net realized and                 0.90            0.34            0.69            1.49           ( 1.00)          ( 0.46)
                             --------        --------        --------        --------         --------         --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            1.31            0.65            0.89            1.67           ( 0.81)          ( 0.15)
                             --------        --------        --------        --------         --------         --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income          ( 0.42)         ( 0.34)         ( 0.24)         ( 0.19)          ( 0.20)          ( 0.33)
Net realized gain              ( 0.29)         ( 0.13)         ( 0.21)              -           ( 0.02)          ( 0.13)
                             --------        --------        --------        --------         --------         --------
TOTAL DISTRIBUTIONS            ( 0.71)         ( 0.47)         ( 0.45)         ( 0.19)          ( 0.22)          ( 0.46)
                             --------        --------        --------        --------         --------         --------
NET ASSET VALUE, END OF      $  13.52        $  12.92        $  12.74        $  12.30         $  10.82         $  11.85
                             ========        ========        ========        ========         ========         ========
  PERIOD
TOTAL RETURN                    10.15%           5.20%           7.38%          15.66%          ( 6.85)%(b)      ( 1.13)%
                             ========        ========        ========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of           $333,298        $350,226        $296,439        $172,075         $121,627         $108,601
  period (000s)
Ratio of expenses to
average net
 assets(c)                       0.77%           0.80%           0.81%           0.85%            0.86%            0.89%
Ratio of expenses to
average net assets
 prior to expense                1.11%           1.14%           1.09%            n/a              n/a              n/a
  reductions(c)
Ratio of net investment
income to
 average net assets(c)           2.96%           2.45%           1.78%           1.64%            1.98%            2.59%
Portfolio turnover                 12%             12%            130%             23%              72%              86%
  rate(d)

-------
(a) For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)  Not annualized.
(c) Annualized for periods of less than one year. These ratios include net expenses charged to the Master Portfolio.
(d) Represents the portfolio turnover rate of the LifePath Portfolio's Master Portfolio.

--------------------------------------------------------------------------------
                                                                             31

LIFEPATH 2020 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED       YEAR ENDED
                           DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002(A)    FEB. 28, 2002
                          --------------- --------------- --------------- --------------- ------------------ ----------------
NET ASSET VALUE,             $  15.85        $  15.19        $  14.13        $  11.89         $  13.52         $  14.55
                             --------        --------        --------        --------         --------         --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.40            0.30            0.21            0.19             0.17             0.23
Net realized and                 1.64            0.68            1.09            2.24           ( 1.59)          ( 1.02)
                             --------        --------        --------        --------         --------         --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            2.04            0.98            1.30            2.43           ( 1.42)          ( 0.79)
                             --------        --------        --------        --------         --------         --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income          ( 0.41)         ( 0.32)         ( 0.24)         ( 0.19)          ( 0.21)          ( 0.24)
Net realized gain                   -               -               -               -                -           ( 0.00)(b)
                             --------        --------        --------        --------         --------         --------
TOTAL DISTRIBUTIONS            ( 0.41)         ( 0.32)         ( 0.24)         ( 0.19)          ( 0.21)          ( 0.24)
                             --------        --------        --------        --------         --------         --------
NET ASSET VALUE, END OF      $  17.48        $  15.85        $  15.19         $ 14.13         $  11.89         $  13.52
                             ========        ========        ========        ========         ========         ========
  PERIOD
TOTAL RETURN                    13.01%           6.54%           9.27%          20.61%          (10.58)%(c)      ( 5.44)%
                             ========        ========        ========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of           $598,633        $578,497        $446,486        $386,387         $270,696         $319,935
  period (000s)
Ratio of expenses to
average net
 assets(d)                       0.75%           0.78%           0.79%           0.85%            0.83%            0.89%
Ratio of expenses to
average net assets
 prior to expense                1.08%           1.12%           1.07%            n/a              n/a              n/a
  reductions(d)
Ratio of net investment
income to
 average net assets(d)           2.37%           2.01%           1.49%           1.54%            1.59%            1.74%
Portfolio turnover                 16%             17%            140%             23%              67%              86%
  rate(e)

-------
(a) For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)  Rounds to less than $0.01.
(c)  Not annualized.
(d) Annualized for periods of less than one year. These ratios include net expenses charged to the Master Portfolio.
(e) Represents the portfolio turnover rate of the LifePath Portfolio's Master Portfolio.

--------------------------------------------------------------------------------
     32                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                           DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002(A)   FEB. 28, 2002
                          --------------- --------------- --------------- --------------- ------------------ --------------
NET ASSET VALUE,             $  15.39        $  14.87        $  14.13        $ 11.56          $  13.69         $  15.77
                             --------        --------        --------        --------         --------         --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.32            0.24            0.19            0.18             0.13             0.18
Net realized and                 1.99            0.88            1.32            2.55           ( 1.97)          ( 1.48)
                             --------        --------        --------        --------         --------         --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            2.31            1.12            1.51            2.73           ( 1.84)          ( 1.30)
                             --------        --------        --------        --------         --------         --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income          ( 0.36)         ( 0.26)         ( 0.19)         ( 0.16)          ( 0.13)          ( 0.19)
Net realized gain              ( 0.44)         ( 0.34)         ( 0.58)              -           ( 0.16)          ( 0.59)
                             --------        --------        --------        --------         --------         --------
TOTAL DISTRIBUTIONS            ( 0.80)         ( 0.60)         ( 0.77)         ( 0.16)          ( 0.29)          ( 0.78)
                             --------        --------        --------        --------         --------         --------
NET ASSET VALUE, END OF      $  16.90         $ 15.39         $ 14.87         $ 14.13         $  11.56         $  13.69
                             ========        ========        ========        ========         ========         ========
  PERIOD
TOTAL RETURN                    15.12%           7.63%          10.78%          23.86%          (13.46)%(b)      ( 8.25)%
                             ========        ========        ========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of           $408,564        $352,800        $265,166        $176,647         $103,485         $108,538
  period (000s)
Ratio of expenses to
average net
 assets(c)                       0.74%           0.76%           0.78%           0.85%            0.84%            0.89%
Ratio of expenses to
average net assets
 prior to expense                1.08%           1.10%           1.06%            n/a              n/a              n/a
  reductions(c)
Ratio of net investment
income to
 average net assets(c)           1.95%           1.69%           1.37%           1.48%            1.28%            1.25%
Portfolio turnover                 22%             24%            138%             32%              68%              53%
  rate(d)

-------
(a) For the ten months ended December 1, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)  Not annualized.
(c) Annualized for periods of less than one year. These ratios include net expenses charged to the Master Portfolio.
(d) Represents the portfolio turnover rate of the LifePath Portfolio's Master Portfolio.

--------------------------------------------------------------------------------
                                                                             33

LIFEPATH 2040 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                           DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003   DEC. 31, 2002(A)   FEB. 28, 2002
                          --------------- --------------- --------------- --------------- ------------------ --------------
NET ASSET VALUE,             $  18.18        $  17.03        $  15.47        $  12.27         $  14.73         $  16.74
                             --------        --------        --------        --------         --------         --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.31            0.21            0.21            0.18             0.12             0.10
Net realized and                 2.76            1.18            1.55            3.18           ( 2.48)          ( 1.93)
                             --------        --------        --------        --------         --------         --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            3.07            1.39            1.76            3.36           ( 2.36)          ( 1.83)
                             --------        --------        --------        --------         --------         --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income          ( 0.35)         ( 0.24)         ( 0.20)         ( 0.16)          ( 0.10)          ( 0.10)
Net realized gain                   -               -               -               -                -           ( 0.08)
                             --------        --------        --------        --------         --------         --------
TOTAL DISTRIBUTIONS            ( 0.35)         ( 0.24)         ( 0.20)         ( 0.16)          ( 0.10)          ( 0.18)
                             --------        --------        --------        --------         --------         --------
NET ASSET VALUE, END OF      $  20.90         $ 18.18        $  17.03        $  15.47         $  12.27         $  14.73
                             ========        ========        ========        ========         ========         ========
  PERIOD
TOTAL RETURN                    16.97%           8.24%          11.43%          27.64%          (16.03)%(b)      (10.89)%
                             ========        ========        ========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of           $278,716        $221,359        $125,063        $127,357         $ 74,352         $ 84,961
  period (000s)
Ratio of expenses to
average net
 assets(c)                       0.73%           0.76%           0.78%           0.85%            0.83%            0.90%
Ratio of expenses to
average net assets
 prior to waived fees(c)         1.07%           1.09%           1.06%            n/a              n/a              n/a
Ratio of net investment
income to
 average net assets(c)           1.62%           1.45%           1.15%           1.36%            1.05%            0.64%
Portfolio turnover                 29%             38%            147%             29%              62%              15%
  rate(d)

-------
(a) For the ten months ended December 31, 2002. The LifePath Portfolio changed its fiscal year-end from February 28 to December 31.
(b)  Not annualized.
(c) Annualized for periods of less than one year. These ratios include net expenses charged to the Master Portfolio.
(d) Represents the portfolio turnover rate of the LifePath Portfolio's Master Portfolio.

--------------------------------------------------------------------------------
     34                                        BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund and the iShares S&P Small Cap 600 Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of owning or trading in shares of the Trust (as used in these Disclaimers, "shares"). Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed for sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy and/or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to owners of shares or to any member of the public regarding the advisability of owning or trading in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group is the licensor of certain trademarks, service marks, and trade names. The Russell Indexes on which the iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are based are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Russell Investment Group obtains information for inclusion or use in the calculation of the Russell Indexes from sources that Russell Investment Group considers reliable, Russell Investment Group does not guarantee the accuracy and/or the completeness of the Russell Indexes or any data included therein. Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

--------------------------------------------------------------------------------
                                                                             35

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International, Inc. ("MSCI") or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares MSCI Index Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration of the iShares MSCI Index Funds, or the marketing or trading of shares of the iShares MSCI Index Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any

--------------------------------------------------------------------------------
     36                                        BARCLAYS GLOBAL INVESTORS FUNDS
direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Fixed-Rate Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund (collectively, the "Lehman Funds") are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Lehman Funds or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers' only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indexes, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of shares of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of shares of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indexes. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indexes or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares, or any other person or entity, from the use of the Lehman Brothers Indexes or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the American Stock Exchange (the "AMEX"). The AMEX makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the ability of any such series to track the total return performance of any underlying index or the ability of any underlying index identified herein to track bond market performance. Each underlying index identified herein is determined, composed and calculated by Lehman Brothers without regard to any series of the Trust. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of shares in connection with the administration, marketing or trading of shares.

The AMEX does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its series as licensee, licensee's customers and counterparties, owners of shares, or any other person or entity from the use of the subject indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

--------------------------------------------------------------------------------
                                                                             37

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the ability of any such series to track the total return performance of any underlying index or the ability of any underlying index identified herein to track stock market performance. The underlying indexes identified herein are determined, composed and calculated by Lehman Brothers without regard to any series of the Trust. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of shares in connection with the administration, marketing or trading of shares.

The NYSE does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its series as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------
     38                                        BARCLAYS GLOBAL INVESTORS FUNDS

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders are available, without charge, upon request, by calling the number below. For more detailed information about Barclays Global Investors Funds (the "Trust") and shares of the LifePath Portfolios, you may request a copy of the SAI. The SAI provides detailed information about the Trust and the LifePath Portfolios, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. The annual and semi-annual reports discuss the LifePath Portfolios' holdings over the last fiscal year and the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance.

If you have any questions about the Trust or shares of the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual report free of charge, please:

Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@seic.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332

                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-LPS0807

[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

BARCLAYS GLOBAL INVESTORS FUNDS

Statement of Additional Information
Dated August 30, 2007

LifePath(Reg. TM) Retirement Portfolio
LifePath 2010 Portfolio(Reg. TM)
LifePath 2020 Portfolio(Reg. TM)
LifePath 2030 Portfolio(Reg. TM)
LifePath 2040 Portfolio(Reg. TM)

Class I, Class R and Class S Shares

Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains information about the Class I, Class R and Class S Shares of the Trust's LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, and LifePath 2040 Portfolio (each, a "LifePath Portfolio" and collectively, the "LifePath Portfolios"). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP") that has the same investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). MIP is an open-end, series management investment company. Barclays Global Fund Advisors ("BGFA" or "Investment Adviser") serves as investment adviser to the Master Portfolio in which each LifePath Portfolio invests and also serves as investment adviser to each of the Underlying Funds, except for the BGIF Institutional Money Market Fund, which invests all of its assets in a Master Portfolio advised by BGFA. References to the investments, investment policies and risks of the LifePath Portfolios, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the related Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Class I and Class R Shares of the LifePath Portfolios, each dated May 1, 2007, and the prospectus of the Class S Shares, dated August 30, 2007 (each, a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2006, are hereby incorporated by reference to the LifePath Portfolios' annual reports and the Prospectuses for the Class I, Class R and Class S Shares of the LifePath Portfolios. Copies of the Prospectuses and the annual reports may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the LifePath Portfolios at BGIFUNDS@seic.com.

                              TABLE OF CONTENTS

                                         PAGE
                                        -----
History of the Trust                       1
Description of the LifePath                1
Portfolios and their Investments
  and Risks
   Investment Objective and                1
  Policies
   Investment Restrictions                 1
   Fundamental Investment                  1
  Restrictions
   Non-Fundamental Investment              2
  Restrictions
   Fundamental Investment                  3
Restrictions of the Master
  Portfolios
   Non-Fundamental Investment              4
Restrictions of the Master
  Portfolios
Investments and Risks of the               4
  Master Portfolios
   Borrowing                               4
   Investments in Underlying Funds         4
   Loans of Portfolio Securities           4
   Short-Term Instruments                  5
   U.S. Government Obligations             5
Investments and Risks of the               5
  Underlying Funds
   Asset-Backed and Commercial             5
  Mortgage-Backed Securities
   Bonds                                   5
   Borrowing                               6
   Convertible Securities                  6
   Corporate Bonds                         6
   Credit-Linked Securities                6
   Currency Transactions                   7
   Diversification and                     7
  Concentration
   Equity Securities                       8
   Floating- and Variable-Rate             8
  Obligations
   Foreign Securities and Emerging         8
  Markets Securities
   Forward Commitments,                    9
When-Issued Purchases and
  Delayed-Delivery Transactions
   Funding Agreements                      9
   Futures Contracts, Options             10
Transactions, and Swap
  Transactions
   High-Yield Securities                  13
   Illiquid Securities                    13
   Inflation-Protected Obligations        13
   iShares Funds                          13
   Investment Companies and REITs         14
   Letters of Credit                      14
   Loan Participations and                14
  Assignments

                                         PAGE
                                        -----
   Loans of Portfolio Securities          15
   Mortgage Pass-Through Securities       15
   Mortgage Securities                    16
   Municipal Securities                   17
   Participation Interests                17
   Ratings                                17
   Repurchase Agreements                  17
   Restricted Securities                  18
   Reverse Repurchase Agreements          18
   Short-Term Instruments                 18
   Stock Index Futures and Options        18
  on Stock Index Futures
   Unrated Investments                    18
   U.S. Government Obligations            19
   Warrants                               19
Portfolio Holdings Information            19
   Service Providers                      19
   Third-Party Feeder LifePath            20
  Portfolios
   Securities and Exchange                20
  Commission Filings
   Other Public Disclosure                20
   Approved Recipients                    20
Management                                20
   Committees                             23
   Beneficial Equity Ownership            23
  Information
   Ownership of Securities of             24
  Certain Entities
   Compensation of Trustees               24
   Master/Feeder Structure                25
   Codes of Ethics                        26
   Proxy Voting Policies of the           26
  Master Portfolios
   Shareholder Communications to          27
  the Board of Trustees
Control Persons and Principal             27
  Holders of Securities
Investment Adviser and Other              30
  Service Providers
   Advisory Fees                          30
   Underlying Funds                       31
   Administrator                          32
   Shareholder Servicing Agents           33
   Distributor                            34
   Class R Distribution Plan              34

                                         PAGE
                                        -----
   MIP Distribution Plan                  35
   Custodian                              35
   Transfer and Dividend                  35
  Disbursing Agent
   Independent Registered Public          35
  Accounting Firm
   Legal Counsel                          35
Portfolio Managers                        36
Determination of Net Asset Value          38
Purchase, Redemption and Pricing          39
  of Shares
   Terms of Purchase and Redemption       39
   In-Kind Purchases                      39
   Suspension of Redemption Rights        39
  or Payment of Redemption Proceeds
Portfolio Transactions                    39
   General                                39
   Portfolio Turnover                     40
   Brokerage Commissions                  40
   Brokerage Commissions Paid to          40
  Affiliates
   Securities of Regular                  40
  Broker-Dealers
   Frequent Trading in Portfolio          41
  Shares
Distributions and Taxes                   41
   Qualification as a Regulated           42
  Investment Company
   Excise Tax                             43
   Capital Loss Carry-Forwards            43
   Equalization Accounting                43
   Investment through Master              43
  Portfolios
   Taxation of Underlying Fund            43
  Investments
   Taxation of Distributions              45
   Sales of LifePath Portfolio            46
  Shares
   Foreign Taxes                          46
   Federal Income Tax Rates               47
   Backup Withholding                     47
   Tax-Deferred Plans                     47
   Corporate Shareholders                 47
   Foreign Shareholders                   47
Capital Stock                             49
   Voting                                 49
   Dividends and Distributions            49
   Master Portfolios                      49

                                         PAGE
                                        -----
Additional Information on the             50
  LifePath Portfolios
Financial Statements                      50
Disclaimers                               50
Appendix                                 A-1

History of the Trust
The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust's principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in U.S. government securities and short-term paper. Barclays Global Investors, N.A. ("BGI"), the parent company of BGFA, has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGI's request, will cease using the "LifePath" name.

LIFEPATH PORTFOLIO                  MASTER PORTFOLIO IN WHICH THE LIFEPATH PORTFOLIO INVESTS
-------------------------------     ---------------------------------------------------------
  LifePath Retirement Portfolio     LifePath(Reg. TM) Retirement Master Portfolio
  LifePath 2010 Portfolio           LifePath 2010 Master Portfolio(Reg. TM)
  LifePath 2020 Portfolio           LifePath 2020 Master Portfolio(Reg. TM)
  LifePath 2030 Portfolio           LifePath 2030 Master Portfolio(Reg. TM)
  LifePath 2040 Portfolio           LifePath 2040 Master Portfolio(Reg. TM)

On April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named "Class I." On July 1, 2001, the Company's LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust's LifePath Income Portfolio was renamed the LifePath Retirement Portfolio. Class S of the LifePath Portfolios is expected to commence operations on or shortly after the date of this SAI.

Description of the LifePath Portfolios and their Investments and Risks
The Trust is an open-end, series management investment company. There are five Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The LifePath Portfolios and the Master Portfolios in which they invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as "feeder funds."

INVESTMENT OBJECTIVE AND POLICIES. Each LifePath Portfolio has adopted a non-fundamental investment objective, and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Portfolio will be achieved.

INVESTMENT RESTRICTIONS.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.

As a matter of non-fundamental policy:

(1) Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a LifePath Portfolio is an Underlying Fund and has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, it will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on
     Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio.

(2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
     (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. See "Management - Master/Feeder Structure." In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Investments and Risks of the Master Portfolios
BORROWING. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios segregate liquid assets in connection with those types of transactions.

INVESTMENTS IN UNDERLYING FUNDS. To implement its asset allocation strategy, each Master Portfolio invests its assets in a combination of Underlying Funds. Each Underlying Fund invests directly in portfolio securities, except that the BGIF Institutional Money Market Fund invests all of its assets in a related Master Portfolio.

LOANS OF PORTFOLIO SECURITIES. Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds

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


received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio's Board of Trustees. BGI acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

SHORT-TERM INSTRUMENTS. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (E.G., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA. See "Investments in Underlying Funds" above.

U.S. GOVERNMENT OBLIGATIONS. The Master Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), or Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investments and Risks of the Underlying Funds
Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund's investment objective, and related risks.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. BGIF Institutional Money Market Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

BONDS. A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See "Floating- and Variable-Rate Obligations" below. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

BORROWING. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

CONVERTIBLE SECURITIES. Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE BONDS. Certain of the Underlying Funds may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CREDIT-LINKED SECURITIES. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low-risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund's principal investment would be reduced, typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer, thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer of the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value or performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities, such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

CURRENCY TRANSACTIONS. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds' assets that are denominated in a foreign currency. The Underlying Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund's return with the performance of its underlying index and may lower the Underlying Fund's return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DIVERSIFICATION AND CONCENTRATION. Certain of the Underlying Funds are "diversified funds." A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified fund's assets may be invested in any manner.

Other Underlying Funds are classified as "non-diversified" for purposes of the 1940 Act. A "non-diversified" classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund's underlying index and, consequently, the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying Fund's underlying index and consequently the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Underlying Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING- AND VARIABLE-RATE OBLIGATIONS. Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, as determined in accordance with Rule 2a-7 of the 1940 Act. Variable-rate demand notes include master demand notes. Master demand notes are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BGFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund's portfolio.

FOREIGN SECURITIES AND EMERGING MARKETS SECURITIES. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of their total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund's investment in such securities may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

EMERGING MARKETS. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY
TRANSACTIONS. Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

FUNDING AGREEMENTS. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO").

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.

FUTURES CONTRACTS, OPTIONS TRANSACTIONS, AND SWAP TRANSACTIONS. FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Underlying Funds may enter into futures contracts and may purchase and write (I.E., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (I.E., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter ("OTC options"). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require an Underlying Fund to continue to hold a position until delivery or expiration regardless of the change in its value. As a result, an Underlying Fund's access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if an Underlying Fund determines not to, close a position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin. The Underlying Funds segregate liquid assets in connection with futures contracts.

By purchasing a put option, an Underlying Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, an Underlying Fund pays the current market price for the option (the "option premium"). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, an Underlying Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If an Underlying Fund allows the option to expire, the Underlying Fund will lose the entire premium. If an Underlying Fund exercises the option, the Underlying Fund completes the sale of the underlying instrument at the strike price. An Underlying Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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As the buyer of a typical put option, an Underlying Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, an Underlying Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, an Underlying Fund takes the opposite side of the transaction from the option's purchaser. In return for receipt of the option premium, an Underlying Fund (as the writer) assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. An Underlying Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, an Underlying Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, an Underlying Fund will be required to make margin payments to a futures commission merchant.

If securities prices rise, an Underlying Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the option premium it received. If security prices remained the same over time, it is likely that an Underlying Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, an Underlying Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the option premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates an Underlying Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, an Underlying Fund, as a call writer, mitigates the effects of a price decline. At the same time, because an Underlying Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Underlying Fund would give up some ability to participate in security price increases.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act") (except that in the case of the BGIF Institutional Money Market Fund, the filing was made by the BGIF Institutional Money Market Fund's related Master Portfolio) and, therefore, the Underlying Funds are not subject to registration or regulation as commodity pool operators, under the Commodity Exchange Act.

Each Underlying Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund's investment objective and legally permissible for the Underlying Fund.

An Underlying Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Underlying Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

An Underlying Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. An Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in an Underlying Fund's portfolio securities which are the subject of the transaction.

SWAP TRANSACTIONS. An Underlying Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to an Underlying Fund or other party, the risk of loss to the

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Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to an Underlying Fund upon an early termination of the swap agreement as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. Certain types of swaps are described in greater detail below. The Underlying Funds segregate liquid assets in connection with transactions in swaps, including each type of swap described in greater detail below.

Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

A credit default swap is a contract between two parties that transfers the credit risk of an entity (the "reference entity") for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A "Credit Event" is commonly defined as the reference entity's (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA's view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, an Underlying Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of an Underlying Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the reference entity. An Underlying Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, an Underlying Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities, creating the risk that the newer markets will be less liquid and that it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, an Underlying Fund would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.

In a cash-settled credit default swap where an Underlying Fund is buying protection, the Underlying Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where an Underlying Fund is selling protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by an Underlying Fund and pay to the Underlying Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, an Underlying Fund would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where an Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. An Underlying Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, an Underlying Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

An Underlying Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a "swaption") is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to

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enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, an Underlying Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Underlying Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When an Underlying Fund writes a swaption, upon exercise of the swaption, the Underlying Fund becomes obligated according to the terms of the underlying agreement.

HIGH-YIELD SECURITIES. Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund's portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

ILLIQUID SECURITIES. Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INFLATION-PROTECTED OBLIGATIONS. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation (a sustained increase in prices that erodes the purchasing power of money). The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

ISHARES FUNDS. The iShares Funds (the "Underlying iShares Funds") and the other Underlying Funds in which the Master Portfolios were invested as of March 31, 2007 are listed below under "Investment Adviser and Other Service Providers." Each iShares Fund is a type of investment company referred to as an exchange-traded fund ("ETF"). Each iShares Fund is designed to track a particular index and is advised by BGFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if
(1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund's underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the

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following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTMENT COMPANIES AND REITS. The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in equity securities of real estate investment trusts ("REITs") to the extent allowed by law. Under the 1940 Act, an Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund's total assets with respect to any one investment company and (iii) 10% of the Underlying Fund's total assets of investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BGFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets that is invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. See "Foreign Securities and Emerging Markets" above.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any NRSRO. An Underlying Fund will invest in loan participations that are not so rated only if BGFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

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Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral could be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BGFA's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

LOANS OF PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

MORTGAGE PASS-THROUGH SECURITIES. Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the GNMA, or by one of several U.S. government-sponsored enterprises, such as the FNMA, FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through

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securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (37.76%, as of March 31, 2007) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Funds segregate liquid assets in connection with TBA transactions.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MUNICIPAL SECURITIES. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BGIF Institutional Money Market Fund may invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

PARTICIPATION INTERESTS. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the underlying securities.

RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the Securities and Exchange Commission ("SEC"), or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

REPURCHASE AGREEMENTS. An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only enter into repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund's assets. Under the 1940 Act, reverse repurchase agreements are considered borrowings. The custodian for the Underlying Funds segregates liquid assets having a value equal to or greater than reverse repurchase agreement commitments.

SHORT-TERM INSTRUMENTS. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds segregate liquid assets in connection with these types of futures contracts.

UNRATED INVESTMENTS. The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by the BGIF Institutional Money Market Fund, if they are purchased in accordance with the BGIF Institutional Money Market Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the BGIF Institutional Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the BGIF Institutional Money Market Fund. Neither event will require an immediate sale of such security by the BGIF Institutional Money Market Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the BGIF Institutional Money Market Fund's shareholders' best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the BGIF Institutional Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Portfolio Holdings Information
The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each LifePath Portfolio's and Master Portfolio's respective shareholders or interestholders, as applicable;
(b) does not put the interests of the Investment Adviser, the LifePath Portfolios' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Trust, the Master Portfolios, the Investment Adviser or the Distributor, above those of the LifePath Portfolios' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders over any other current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the LifePath Portfolios or the Master Portfolios) limiting the use of such information are in effect. None of the LifePath Portfolios, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the LifePath Portfolios and the Master Portfolios.

SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the LifePath Portfolios' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the LifePath Portfolios and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2007, of all such persons and entities with which the LifePath Portfolios and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody's, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as the pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2007 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

THIRD-PARTY FEEDER LIFEPATH PORTFOLIOS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder LifePath Portfolios sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder LifePath Portfolio") as may be necessary to (i) conduct business of the third-party feeder LifePath Portfolios in the ordinary course in a manner consistent with agreements with the third-party feeder LifePath Portfolios and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder LifePath Portfolios. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder LifePath Portfolio is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder LifePath Portfolio's policies. The following is a list, as of March 31, 2007, of third-party feeder LifePath Portfolios and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: State Farm Mutual LifePath Portfolio Trust and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2007 are not reflected.

BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder LifePath Portfolio to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SECURITIES AND EXCHANGE COMMISSION FILINGS. Each LifePath Portfolio will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such LifePath Portfolio's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

OTHER PUBLIC DISCLOSURE. A LifePath Portfolio or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the LifePath Portfolios and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2007, of all such persons and entities with which the LifePath Portfolios or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Bloomberg (monthly) and Micropal (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2007 are not reflected.

APPROVED RECIPIENTS. The LifePath Portfolios' and the Master Portfolios' Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management
The Trust's Board of Trustees has responsibility for the overall management and operations of the LifePath Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. Barclays Foundry Investment Trust ("BFIT"), BGIF, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of BFIT, MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of BGIF also serves as a Trustee for MIP and

BFIT. The address for each Trustee and officer, unless otherwise noted in the tables below, is Barclays Global Investors, N.A., c/o Mutual Fund
Administration, 45 Fremont Street, San Francisco, CA 94105.

The Trust's Independent Trustees have designated Leo Soong as the Lead Independent Trustee.

INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                           POSITION(S), LENGTH            PRINCIPAL OCCUPATION           OVERSEEN
 NAME AND YEAR OF BIRTH         OF SERVICE               DURING PAST FIVE YEARS         BY TRUSTEE         OTHER DIRECTORSHIPS
------------------------ -----------------------  ------------------------------------ ------------ --------------------------------
Lee T. Kranefuss*        Trustee (since 2001).    Chief Executive Officer (since           149      Director (since 2003) of BGI
(1961)                                            2005) of the Global Index and                     Cayman Prime Money Market
                                                  Markets Group of BGI; Chief                       Fund, Ltd.; Trustee (since
                                                  Executive Officer (since 2003) of                 2001) of MIP; Trustee (since
                                                  the Intermediary Investors and                    2007) of BFIT; Trustee (since
                                                  Exchange Traded Products                          2003) of iShares Trust; Director
                                                  Business of BGI; Director (since                  (since 2001) of iShares, Inc.
                                                  2005) of Barclays Global Fund
                                                  Advisors; Director, President and
                                                  Chief Executive Officer (since
                                                  2005) of Barclays Global Investors
                                                  International, Inc.; Director,
                                                  Chairman and Chief Executive
                                                  Officer (since 2005) of Barclays
                                                  Global Investors Services; Chief
                                                  Executive Officer (1999-2003) of
                                                  the Individual Investor Business of
                                                  BGI.

-------
* Lee T. Kranefuss is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BGFA, the investment adviser of the Master Portfolios and the Underlying Funds, BGI, the parent company of BGFA and the administrator of the LifePath Portfolios and the Master Portfolios, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

INDEPENDENT TRUSTEES

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH         PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        BY TRUSTEE        OTHER DIRECTORSHIPS
------------------------ ---------------------- ---------------------------------- ------------ -------------------------------
Mary G. F. Bitterman     Trustee (since 2001)   President (since 2004) and             24       Trustee (since 2001) of MIP;
(1944)                   and Chairperson of     Director (since 2002) of the                    Trustee (since 2007) of BFIT;
                         the Nominating and     Bernard Osher Foundation;                       Director (since 1984) and Lead
                         Governance             Director (2003-2004) of Osher                   Independent Director (since
                         Committee (since       Lifelong Learning Institutes;                   2000) of the Bank of Hawaii;
                         2006).                 President and Chief Executive                   Director (since 2002) and
                                                Officer (2002-2003) of The James                Chairman of the Board (since
                                                Irvine Foundation; President and                2005) of PBS (Public
                                                Chief Executive Officer (1993-                  Broadcasting Service).
                                                2002) of KQED, Inc.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH           PRINCIPAL OCCUPATION        OVERSEEN
 NAME AND YEAR OF BIRTH         OF SERVICE              DURING PAST FIVE YEARS      BY TRUSTEE        OTHER DIRECTORSHIPS
------------------------ ---------------------- ---------------------------------- ------------ ---------------------------------
A. John Gambs            Trustee (since 2006)   Retired.                               24       Trustee (since 2006) of MIP
(1945)                   and Chairperson of                                                     and Trustee (since 2007) of
                         the Audit Committee                                                    BFIT.
                         (since 2006).
Wendy Paskin-Jordan      Trustee (since 2006).  Managing Partner (since 1999) of       24       Trustee (since 2006) of MIP;
(1956)                                          Paskin & Kahr Capital                           Trustee (since 2007) of BFIT;
                                                Management; Registered                          Director (since 2001) of the
                                                Representative (since 2005) of                  California State Automobile
                                                ThinkEquity Partners (broker-                   Association; Director (since
                                                dealer); Registered Representative              2001) of Maier Siebel Baber.
                                                (1999-2005) of ePlanning
                                                Securities Inc. (broker-dealer).
Leo Soong                Trustee (since 2000)   President (since 2002) of Trinity      24       Trustee (since 2000) of MIP;
(1946)                   and Lead               Products LLC/IQ Organics LLC                    Trustee (since 2007) of BFIT;
                         Independent Trustee    (healthy beverage companies);                   Vice Chairman (since 2005) of
                         (since 2006).          Managing Director (since 1989) of               the California Pacific Medical
                                                CG Roxane LLC (water                            Center; Director (since 1990) of
                                                company); Co-Founder (President                 the California State Automobile
                                                through 1999) of Crystal Geyser                 Association; Director (since
                                                Water Co.                                       2002) of the American
                                                                                                Automobile Association.

OFFICERS

                          POSITION(S), LENGTH          PRINCIPAL OCCUPATION             OTHER
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        DIRECTORSHIPS
------------------------ --------------------- ----------------------------------- ---------------
H. Michael Williams      President and Chief   Head, Global Index and Markets         Trustee
(1960)                   Executive Officer     Group, BGI (since January 2006);        (since
                         (since 2007)          Global Head of Securities              2007)of
                                               Lending, BGI (2002-2006).               BFIT.
Geoffrey D. Flynn        Treasurer and Chief   Director, Mutual Fund Operations,       None.
(1956)                   Financial Officer     BGI (since 2007); President, Van
                         (since 2007)          Kampen Investors Services (2003-
                                               2007); Managing Director, Morgan
                                               Stanley (2002-2007); President,
                                               Morgan Stanley Trust, FSB (2002-
                                               2007).
Eilleen M. Clavere       Secretary (since      Head of Legal Administration, IIB       None.
(1952)                   2007)                 and BGI (since 2006); Legal
                                               Counsel and Vice President of
                                               Atlas Funds, Atlas Advisers, Inc.
                                               and Atlas Securities, Inc. (2005-
                                               2006); Counsel, Kirkpatrick &
                                               Lockhart LLP (2001-2005).

                           POSITION(S), LENGTH           PRINCIPAL OCCUPATION              OTHER
 NAME AND YEAR OF BIRTH         OF SERVICE              DURING PAST FIVE YEARS         DIRECTORSHIPS
------------------------ ----------------------- ------------------------------------ ---------------
Stephen Monroe           Executive Vice          Global Head of Cash                       None.
(1960)                   President (since        Management, BGI (since 2006);
                            2007)                Managing Director, National Sales
                                                 Manager, JP Morgan Securities,
                                                 Inc. (1997-2006).
Ira P. Shaprio (1963)    Vice President and      Associate General Counsel, BGI            None.
                         Chief Legal Officer     (since 2004); First Vice President,
                         (since 2007)            Merrill Lynch Investment
                                                 Managers (1993-2004).
David Lonergan           Vice President (since   Head of U.S. Cash Management,             None.
(1970)                      2007)                BGI (since 2002); U.S. Liquidity
                                                 Manager, BGI (2000-2002).
Alan Mason (1960)        Vice President (since   Head of Allocations and Solutions,        None.
                            2007)                BGI (since 2006); Investment
                                                 Strategist, BGI (2000-2006).

COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Mary G. F. Bitterman serves as Chairperson of the Nominating and Governance Committee. Prior to August 29, 2006, the Nominating and Governance Committee was known as the Nominating Committee. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee held four meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the LifePath Portfolios' accounting and financial reporting practices, reviewing the results of the annual audits of the LifePath Portfolios' financial statements and interacting with the LifePath Portfolios' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2006, the Audit Committee held four meetings.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each LifePath Portfolio beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and
D = over $100,000.

DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS AND THE FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2006
------------------------------------------------------

                                                                                               AGGREGATE DOLLAR RANGE
                                                                                                   OF SECURITIES
                         LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH         IN THE FAMILY
                        RETIREMENT        2010          2020          2030          2040           OF INVESTMENT
 INTERESTED TRUSTEE      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO           COMPANIES
--------------------   ------------   -----------   -----------   -----------   -----------   -----------------------
Lee T. Kranefuss       0              0             0             0             0             D

                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                     OF SECURITIES
                           LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH         IN THE FAMILY
                          RETIREMENT        2010          2020          2030          2040           OF INVESTMENT
 INDEPENDENT TRUSTEES      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO           COMPANIES
----------------------   ------------   -----------   -----------   -----------   -----------   -----------------------
Mary G. F. Bitterman     0              0             0             0             0             0
A. John Gambs            0              0             0             0             0             0
Wendy Paskin-Jordan      0              0             0             0             0             0
Leo Soong                0              0             0             0             0             0

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of December 31, 2006, the Independent Trustees and their immediate family members did not own any securities of BGFA, the placement agent, or any entity controlling, controlled by, or under common control with BGFA or the placement agent, unless noted above.

COMPENSATION OF TRUSTEES. The Trust pays each Independent Trustee an annual base fee of $17,500 and a per meeting fee of $2,500 for meetings of the Board attended by the Trustee. Committee members receive a fee of $500 for each committee meeting attended. Additionally, the Trust pays the Trustee who serves as Chairperson of the Audit Committee an annual fee of $2,500 and the Trustee who serves as Chairperson of the Nominating and Governance Committee an annual fee of $1,250. The Lead Independent Trustee receives an additional annual base fee of $5,000.

Prior to January 2007, the Trust paid each Independent Trustee an annual base fee of $12,500 and a per meeting fee of $2,000 for meetings of the Board attended by the Trustee. Committee members received a fee of $500 for each committee meeting attended. Additionally, the Trust paid the Audit Committee Chairperson an annual base fee of $2,500 and the Lead Independent Trustee an additional annual base fee of $5,000.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006(1)
----------------------------------------------

                                 AGGREGATE COMPENSATION        TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE          FROM THE TRUST           FROM FUND COMPLEX(2)
---------------------------     ------------------------     ---------------------
Lee T. Kranefuss                           $0                          $0

                                   AGGREGATE COMPENSATION        TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES          FROM THE TRUST           FROM FUND COMPLEX(2)
-----------------------------     ------------------------     ---------------------
Mary G. F. Bitterman                       $25,000                  $   50,000
Jack S. Euphrat(3)                         $ 8,625                  $   17,250
A. John Gambs(4)                           $18,755                  $   37,511
Richard K. Lyons                           $26,337                  $  154,413(5)
Wendy Paskin-Jordan(4)                     $18,375                  $   36,750
Leo Soong                                  $29,880                  $   59,761

-------
(1) The Trustees were paid in 2006 for a Nominating Committee meeting that they attended during the fiscal year ended December 31, 2005.
(2)  Includes compensation for services on the Board of Trustees of MIP.
(3)  Served as Trustee of the Trust through March 14, 2006.
(4) Compensation for A. John Gambs and Wendy Paskin-Jordan reflects their appointment to serve as Independent Trustees of the Trust effective March 16, 2006.
(5) Includes compensation as Trustee of iShares Trust and Director of iShares, Inc. Mr. Lyons served as Trustee of the Trust through November 6, 2006.

MASTER/FEEDER STRUCTURE. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are "Feeder Funds" into the Master Portfolios, and the Master Portfolios in turn are "Funds of Funds." The Trust's Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the LifePath Portfolio's assets in another investment company with substantially the same investment objective as the LifePath Portfolio or hiring an investment adviser to manage the LifePath Portfolio's assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A LifePath Portfolio also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the LifePath Portfolio. The LifePath Portfolios will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.

CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Master Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The following is a discussion of the proxy voting policies of the Master Portfolios in which the LifePath Portfolios invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of a Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by its clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA's evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

..    Each Master Portfolio generally supports the board's nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

..    Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

..    Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC's website at www.sec.gov.

SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Shareholders' communications to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder;
(c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Control Persons and Principal Holders of Securities
As of May 9, 2007, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio's outstanding Class I or Class R Shares in the listed capacity. As of such date, Class S Shares of the Trust had not commenced operations.

                                                                         PERCENTAGE       NATURE OF
        CLASS I SHARES               NAME AND ADDRESS OF SHAREHOLDER    OF PORTFOLIO      OWNERSHIP
------------------------          ---------------------------------    --------------    -----------
LifePath Retirement Portfolio     DIVERSIFIED INVESTMENT ADVISORS            27%           Record
                                  4 MANHATTANVILLE ROAD MD2-41
                                  PURCHASE, NY 10577
                                  NATIONAL CITY                              10%           Record
                                  PO BOX 94984
                                  CLEVELAND, OH 44101
                                  JP MORGAN CHASE                             9%           Record
                                  9300 WARD PARKWAY
                                  KANSAS CITY, MO 64114
                                  CHARLES SCHWAB & CO INC                     9%           Record
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO, CA 94104
                                  NEW YORK LIFE TRUST COMPANY                10%           Record
                                  169 LACKAWANNA AVE
                                  PARSIPPANY, NJ 07054
                                  MERRILL LYNCH PIERCE FENNER & SMITH         8%           Record
                                  4800 DEER LAKE DR
                                  EAST 3RD FLOOR
                                  JACKSONVILLE, FL 32246
LifePath 2010 Portfolio           DIVERSIFIED INVESTMENT ADVISORS            19%           Record
                                  4 MANHATTANVILLE ROAD MD2-41
                                  PURCHASE, NY 10577
                                  CHARLES SCHWAB & CO INC                    17%           Record
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO, CA 94104
                                  CITISTREET CORE MARKETS INC                10%           Record
                                  ONE HERITAGE DRIVE
                                  NORTH QUINCY, MA 02171

                                                                         PERCENTAGE       NATURE OF
     CLASS I SHARES                NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
------------------------          ---------------------------------    --------------    -----------
                                  NEW YORK LIFE TRUST COMPANY                 7%           Record
                                  169 LACKAWANNA AVE
                                  PARSIPPANY, NJ 07054
                                  NORTHERN TRUST COMPANY                      6%           Record
                                  PO BOX 92956
                                  CHICAGO, IL 60675
                                  JP MORGAN CHASE                             5%           Record
                                  9300 WARD PARKWAY
                                  KANSAS CITY, MO 64114
                                  NATIONAL CITY                               5%           Record
                                  PO BOX 94984
                                  CLEVELAND, OH 44101
LifePath 2020 Portfolio           DIVERSIFIED INVESTMENT ADVISORS            29%           Record
                                  4 MANHATTANVILLE ROAD MD2-41
                                  PURCHASE, NY 10577
                                  CHARLES SCHWAB & CO INC                    21%           Record
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO, CA 94104
                                  NEW YORK LIFE TRUST COMPANY                 8%           Record
                                  169 LACKAWANNA AVE
                                  PARSIPPANY, NJ 07054
                                  JP MORGAN CHASE                             5%           Record
                                  9300 WARD PARKWAY
                                  KANSAS CITY, MO 64114
LifePath 2030 Portfolio           DIVERSIFIED INVESTMENT ADVISORS            24%           Record
                                  4 MANHATTANVILLE ROAD MD2-4
                                  1 PURCHASE, NY 10577
                                  CHARLES SCHWAB & CO INC                    18%           Record
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO, CA 94104
                                  NEW YORK LIFE TRUST COMPANY                10%           Record
                                  169 LACKAWANNA AVE
                                  PARSIPPANY, NJ 07054
                                  FIFTH THIRD BANK                            8%           Record
                                  FBO CINTAS
                                  PO BOX 630074
                                  CINCINNATI, OH 45263
                                  JP MORGAN CHASE                             7%           Record
                                  9300 WARD PARKWAY
                                  KANSAS CITY, MO 64114
LifePath 2040 Portfolio           CHARLES SCHWAB & CO INC                    32%           Record
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO, CA 94104
                                  DIVERSIFIED INVESTMENT ADVISORS            13%           Record
                                  4 MANHATTANVILLE ROAD MD2-41
                                  PURCHASE, NY 10577

                                                                         PERCENTAGE       NATURE OF
 CLASS I SHARES                    NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
---------------                   ---------------------------------    --------------    -----------
                                  JP MORGAN CHASE                             9%           Record
                                  9300 WARD PARKWAY
                                  KANSAS CITY, MO 64114
                                  NEW YORK LIFE TRUST COMPANY                 8%           Record
                                  169 LACKAWANNA AVE
                                  PARSIPPANY, NJ 07054
                                  FIFTH THIRD BANK                            7%           Record
                                  PO BOX 630074
                                  CINCINNATI, OH 45263

                                                                         PERCENTAGE       NATURE OF
        CLASS R SHARES             NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
------------------------------    ---------------------------------    --------------    ----------
LifePath Retirement Portfolio     UNION BANK                                 38%           Record
                                  P.O. BOX 85484
                                  SAN DIEGO, CA 92186
                                  HARTFORD LIFE                              37%           Record
                                  P.O. BOX 2999
                                  HARTFORD, CT 06104
                                  WACHOVIA BANK                              16%           Record
                                  1525 WEST WT HARRIS BLVD
                                  CHARLOTTE, NC 28288
LifePath 2010 Portfolio           HARTFORD LIFE                              60%           Record
                                  P.O. BOX 2999
                                  HARTFORD, CT 06104
                                  UNION BANK                                 28%           Record
                                  P.O. BOX 85484
                                  SAN DIEGO, CA 92186
LifePath 2020 Portfolio           HARTFORD LIFE                              58%           Record
                                  P.O. BOX 2999
                                  HARTFORD, CT 06104
                                  UNION BANK                                 33%           Record
                                  P.O. BOX 85484
                                  SAN DIEGO, CA 92186
LifePath 2030 Portfolio           HARTFORD LIFE                              66%           Record
                                  P.O. BOX 2999
                                  HARTFORD, CT 06104
                                  UNION BANK                                 24%           Record
                                  P.O. BOX 85484
                                  SAN DIEGO, CA 92186
                                  COUNSEL TRUST COMPANY                       6%           Record
                                  235 ST CHARLES WAY
                                  SUITE 100
                                  YORK, PA 17402
LifePath 2040 Portfolio           HARTFORD LIFE                              59%           Record
                                  P.O. BOX 2999
                                  HARTFORD, CT 06104

                                                                         PERCENTAGE       NATURE OF
 CLASS R SHARES                    NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
---------------                   ---------------------------------    --------------    -----------
                                  UNION BANK                                 22%           Record
                                  P.O. BOX 85484
                                  SAN DIEGO, CA 92186
                                  COUNSEL TRUST COMPANY                      14%           Record
                                  235 ST CHARLES WAY
                                  SUITE 100
                                  YORK, PA 17402

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a LifePath Portfolio, or is identified as the holder of record of more than 25% of a LifePath Portfolio and has voting and/or investment powers, it may be presumed to control such LifePath Portfolio.

As of May 9, 2007, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Investment Adviser and Other Service Providers
INVESTMENT ADVISER. BGFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days' written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BGFA has contractually agreed, for the period May 1, 2006 through April 30, 2009, to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BGFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has contractually agreed through April 30, 2009, to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BGI to those Underlying Funds. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the Master Portfolios in which the LifePath Portfolios invest paid BGFA the following advisory fees:

                                       FISCAL YEAR             FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2004*       ENDED 12/31/2005       ENDED 12/31/2006
------------------------------     -------------------     ------------------     -----------------
LifePath Retirement Portfolio            $ 69,627                $ 9,788               $ 14,896
LifePath 2010 Portfolio                  $197,459                $36,720               $ 75,258
LifePath 2020 Portfolio                  $422,004                $73,084               $129,973
LifePath 2030 Portfolio                  $206,067                $50,483               $ 75,672
LifePath 2040 Portfolio                  $137,615                $35,599               $ 41,192

-------
*    Fee waiver commenced on March 15, 2004.

For the fiscal years shown below, BGFA waived the following advisory fees with respect to the LifePath Portfolios:

                                       FISCAL YEAR             FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2004*       ENDED 12/31/2005       ENDED 12/31/2006
------------------------------     -------------------     ------------------     -----------------
LifePath Retirement Portfolio          $  300,261             $  356,480             $  371,631
LifePath 2010 Portfolio                $  839,251             $1,175,962             $1,335,210
LifePath 2020 Portfolio                $1,568,425             $1,908,574             $2,372,002
LifePath 2030 Portfolio                $  832,230             $1,122,173             $1,521,986
LifePath 2040 Portfolio                $  511,712             $  663,532             $1,005,877

-------
*    Fee waiver commenced on March 15, 2004.

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BGFA provided an offsetting credit, in the amounts shown, against advisory fees paid by the Master Portfolios in which the LifePath Portfolios invest:

                                       FISCAL YEAR             FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2004*       ENDED 12/31/2005       ENDED 12/31/2006
------------------------------     -------------------     ------------------     -----------------
LifePath Retirement Portfolio             N/A                     N/A                  $11,242
LifePath 2010 Portfolio                   N/A                     N/A                  $15,261
LifePath 2020 Portfolio                   N/A                     N/A                  $17,941
LifePath 2030 Portfolio                   N/A                     N/A                  $15,462
LifePath 2040 Portfolio                   N/A                     N/A                  $13,998

-------
*    Fee waiver commenced on March 15, 2004.

UNDERLYING FUNDS. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro rata share of the Underlying Funds' advisory fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2007 but BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUND                           ADVISORY FEE*
-----------------------------------     -----------------
  MIP Active Stock Master Portfolio           0.25%
  MIP CoreAlpha Bond Master                   0.25%
  Portfolio
  iShares S&P 500 Index Fund                  0.09%
  iShares S&P MidCap 400 Index Fund           0.20%
  iShares S&P SmallCap 600 Index              0.20%
  Fund
  iShares Russell 2000 Index Fund             0.20%
  iShares Russell Midcap Index Fund           0.20%
  iShares Cohen & Steers Realty               0.35%
  Majors Index Fund
  iShares MSCI Canada Index Fund              0.54%**
  iShares MSCI EAFE Index Fund                0.35%***
  iShares MSCI Emerging Markets               0.75%****
  Index Fund
  iShares Lehman 1-3 Year Credit              0.20%
  Bond Fund
  iShares Lehman 1-3 Year Treasury            0.15%
  Bond Fund
  iShares Lehman 3-7 Year Treasury            0.15%
  Bond Fund
  iShares Lehman 7-10 Year                    0.15%
  Treasury Bond Fund
  iShares Lehman 10-20 Year                   0.15%
  Treasury Bond Fund
  iShares Lehman 20+ Year Treasury            0.15%
  Bond Fund
  iShares Lehman Aggregate Bond               0.20%
  Fund
  iShares Lehman Credit Bond Fund             0.20%
  iShares Lehman Government/Credit            0.20%
  Bond Fund
  iShares Lehman Intermediate                 0.20%
  Credit Bond Fund
  iShares Lehman Intermediate                 0.20%
  Government/Credit Bond
  Fund
  iShares Lehman MBS Fixed-Rate               0.25%
  Bond Fund
  iShares Lehman Short Treasury               0.15%
  Bond Fund
  iShares Lehman TIPS Bond Fund               0.20%
  BGIF Institutional Money Market             0.10%
  Fund

-------
* BGFA has contractually agreed through April 30, 2009 to waive investment advisory fees charged to each Master Portfolio in an amount equal to the investment advisory fees charged by BGFA to the Underlying Fund.
** Effective September 1, 2006, for its investment advisory services to the iShares MSCI Canada Index Fund, BGFA is paid management fees equal to 0.59% per year of the iShares MSCI Canada Index Fund's aggregate net assets less than or equal to $7.0 billion, plus 0.54% per year of the aggregate net assets between $7.0 billion and $11.0 billion, plus 0.49% per year of the aggregate net assets between $11.0 billion and $24.0 billion, plus 0.44% per year of the aggregate net assets in excess of $24.0 billion.
*** Effective August 1, 2006, for its investment advisory services to the iShares MSCI EAFE Index Fund, BGFA is paid management fees equal to 0.35% per year of the iShares MSCI EAFE Index Fund's aggregate net assets less than or equal to $30.0 billion, plus 0.32% per year of the aggregate net assets greater than $30.0 billion and less than or equal to $60.0 billion, plus 0.28% per year of the aggregate net assets in excess of $60.0 billion.
**** Effective September 1, 2006, for its investment advisory services to iShares MSCI Emerging Markets Index Fund, BGFA is paid management fees equal to 0.75% per year of the iShares MSCI Emerging Markets Index Fund's aggregate net assets less than or equal to $14.0 billion, plus 0.68% per year of the aggregate net assets between $14.0 billion and $28.0 billion, plus 0.61% per year of the aggregate net assets in excess of $28.0 billion.

ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the LifePath Portfolios. BGI provides the LifePath Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Portfolios' administrative operations, preparation of proxy statements and shareholder reports. BGI also furnishes office space and certain facilities to conduct the LifePath Portfolios' business and compensates its Trustees, officers and employees who are affiliated with BGI. BGI is entitled to receive an annual administration fee of 0.50% of average daily net assets of the Class I and Class R Shares and 0.15% of average daily net assets of the Class S Shares of each LifePath Portfolio for providing administrative services.

BGI also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of Class I and Class R Shares of the LifePath Portfolios.

BGI has also agreed to bear all costs of the LifePath Portfolios' operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BGI has contracted with State Street to provide certain sub-administration services for the LifePath Portfolios, and BGI pays State Street for these services.

For the fiscal years shown below, the LifePath Portfolios paid the following administration fees to BGI:

                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2004       ENDED 12/31/2005       ENDED 12/31/2006
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio          $  528,724             $  523,176             $  551,168
LifePath 2010 Portfolio                $1,481,462             $1,732,045             $2,017,193
LifePath 2020 Portfolio                $2,845,818             $2,830,389             $3,578,249
LifePath 2030 Portfolio                $1,484,136             $1,675,108             $2,284,904
LifePath 2040 Portfolio                $  928,826             $  998,578             $1,497,637

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the Independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios (collectively referred to as the "BGIF Independent Expenses") are paid directly by the LifePath Portfolios. For the fiscal year ended December 31, 2006, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the LifePath Portfolios for such BGIF Independent Expenses.

For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath
Portfolios:

                                    FISCAL YEAR ENDED          FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                      12/31/2004          ENDED 12/31/2005       ENDED 12/31/2006
------------------------------     -------------------     ------------------     -----------------
LifePath Retirement Portfolio             N/A                     N/A                  $16,844
LifePath 2010 Portfolio                   N/A                     N/A                  $18,913
LifePath 2020 Portfolio                   N/A                     N/A                  $21,031
LifePath 2030 Portfolio                   N/A                     N/A                  $19,189
LifePath 2040 Portfolio                   N/A                     N/A                  $18,081

SHAREHOLDER SERVICING AGENTS. The Board of Trustees of the LifePath Portfolios has adopted a Shareholder Servicing Plan pursuant to which the LifePath Portfolios have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to holders of Class I and Class R Shares. No such agreements are contemplated in respect of Class S Shares. The services provided may include serving as an agent of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts.

Pursuant to its Administration Agreement with the Trust, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class R Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), whichever is less. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for the services described above. From time to time, BGFA, BGI and/or the LifePath Portfolios' distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Class I and Class R Shares of the LifePath Portfolios as follows:

                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2004       ENDED 12/31/2005       ENDED 12/31/2006
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio          $  246,382             $  310,117             $  267,004
LifePath 2010 Portfolio                $  664,827             $  821,992             $  891,084
LifePath 2020 Portfolio                $1,278,854             $1,479,040             $1,634,602
LifePath 2030 Portfolio                $  648,303             $  933,948             $1,034,400
LifePath 2040 Portfolio                $  395,496             $  521,434             $  676,860

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

DISTRIBUTOR. SEI is the distributor for the LifePath Portfolios' shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, PA 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.

SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers ("Selling Agents").

In addition, SEI provides certain compliance related, sales related and other services for the LifePath Portfolios and the Master Portfolios pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.

CLASS R DISTRIBUTION PLAN. The Trust has adopted on behalf of the Class R Shares of the LifePath Portfolios a Distribution Plan that authorizes, under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R Shares (the "Class R Plan"). Each LifePath Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the LifePath Portfolios, with the LifePath Portfolios with higher asset levels paying a higher proportion of these costs.

The Class R Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Class R Plan or in any agreement related to the Class R Plan. The Class R Plan was adopted because of its anticipated benefits to the LifePath Portfolios. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the LifePath Portfolios. Under the Class R Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R Shares of the LifePath Portfolios offering such shares.

The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Trust currently does not have a distribution plan in place for the Class I or Class S Shares. Class I and Class S shareholders do not pay any fees for distribution services.

The Class R Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. Any Distribution Agreement related to the Class R Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Class R Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Class R Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees.

The Class R Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Class R Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by Independent Trustees.

For the fiscal year ended December 31, 2006, the LifePath Portfolios paid the following fees for distribution-related services under the Class R Plan:

                                           FISCAL YEAR
LIFEPATH PORTFOLIO                       ENDED 12/31/2006
-----------------------------------     -----------------
      LifePath Retirement Portfolio          $ 26,170
      LifePath 2010 Portfolio                $100,497
      LifePath 2020 Portfolio                $206,077
      LifePath 2030 Portfolio                $136,931
      LifePath 2040 Portfolio                $119,586

MIP DISTRIBUTION PLAN. MIP's Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "MIP Plan"). The MIP Plan was adopted by a majority of MIP's Board of Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, on October 10, 1995. The MIP Plan provides that if any portion of a LifePath Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the MIP Plan.

CUSTODIAN. State Street is the custodian for each LifePath Portfolio and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios; receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios; and pays all expenses of the LifePath Portfolios. State Street is not entitled to receive compensation for its services as custodian so long as it receives fees from BGI for providing sub-administration services to the LifePath Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street also is the transfer and dividend disbursing agent for the LifePath Portfolios and the Master Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios and Master Portfolios, State Street is paid fees based on the LifePath Portfolios' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Portfolio Managers
As of December 31, 2006, the individuals named as Portfolio Managers of the Master Portfolios in the Prospectuses were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Master Portfolios, as indicated in the table below:

                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
DAGMAR NIKLES                  ------------     ---------------------     ---------------
Number of Accounts                   0                          59                    3
Net Assets as of 12/31/06           N/A            $14,840,033,000          $13,939,000

                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
LESLIE GAMBON                  ------------     ---------------------     ---------------
Number of Accounts                   0                          59                    2
Net Assets as of 12/31/06           N/A            $14,840,033,000          $13,843,000

                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
JIM CHAN                       ------------     ---------------------     ---------------
Number of Accounts                   0                          59                    4
Net Assets as of 12/31/06           N/A            $14,840,033,000          $14,346,000

Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of December 31, 2006.

                                       NUMBER OF OTHER ACCOUNTS WITH
                                         PERFORMANCE FEES MANAGED         AGGREGATE OF TOTAL ASSETS
DAGMAR NIKLES                         ------------------------------     --------------------------
Registered Investment Companies                     0                               N/A
Other Pooled Investment Vehicles                    0                               N/A
Other Accounts                                      0                               N/A

                                       NUMBER OF OTHER ACCOUNTS WITH
                                         PERFORMANCE FEES MANAGED         AGGREGATE OF TOTAL ASSETS
LESLIE GAMBON                         ------------------------------     --------------------------
Registered Investment Companies                     0                               N/A
Other Pooled Investment Vehicles                    0                               N/A
Other Accounts                                      0                               N/A

                                       NUMBER OF OTHER ACCOUNTS WITH
                                         PERFORMANCE FEES MANAGED         AGGREGATE OF TOTAL ASSETS
JIM CHAN                              ------------------------------     --------------------------
Registered Investment Companies                     0                               N/A
Other Pooled Investment Vehicles                    0                               N/A
Other Accounts                                      0                               N/A

As of December 31, 2006, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which becomes payable three years after granted. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and generally vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2006, the Portfolio Managers beneficially owned interests in each of the LifePath Portfolios that invest in Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

LIFEPATH RETIREMENT PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2010 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2020 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2030 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2040 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

Determination of Net Asset Value
The net asset value (the "NAV") for each LifePath Portfolio is calculated by deducting all of the LifePath Portfolio's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the LifePath Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each LifePath Portfolio reserves the right to calculate its NAV to more than two decimal places.

The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The net asset value of each Master Portfolio is calculated based on the assets of the Master Portfolio, including the Underlying Funds in which the Master Portfolio invests. In calculating a Master Portfolio's net asset value, the Master Portfolio's investments in the Underlying Funds that are ETFs are generally valued using market valuations. A market valuation generally means a valuation
(i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of other Underlying Funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The registration statements for the Underlying Funds include descriptions of the methods for valuing the Underlying Funds' investments, including a description of the circumstances in which the investments of the Underlying Funds that are not money market funds would be valued using fair value pricing and the effects of using fair value pricing, and for determining their net asset value. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may also be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees.

Purchase, Redemption and Pricing of Shares
TERMS OF PURCHASE AND REDEMPTION. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the New York Stock Exchange (the "NYSE") is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each LifePath Portfolio reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio's closing time will be executed on the next business day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

IN-KIND PURCHASES. Payment for shares of a LifePath Portfolio may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio or its Master Portfolio or an Underlying Fund in which the Master Portfolio invests; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such LifePath Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each LifePath Portfolio immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Trust may suspend the right of redemption or postpone redemption payments for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit. Each LifePath Portfolio reserves the right to suspend investors' rights of redemption and to delay delivery of redemption proceeds, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.

Portfolio Transactions
Since each LifePath Portfolio invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. BGFA assumes general supervision over placing orders on behalf of each Master Portfolio, including shares of ETFs and other Underlying Funds, for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back-office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio or Underlying Fund will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or LifePath Portfolio shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for Underlying Funds usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Underlying Funds do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio's or Underlying Fund's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio or Underlying Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio or Underlying Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio or Underlying Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio or Underlying Fund. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio or Underlying Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio or Underlying Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios and Underlying Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of the corresponding LifePath Portfolio.

BROKERAGE COMMISSIONS. Beginning on March 15, 2004, each Master Portfolio purchased and sold those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer - the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the fiscal years noted.

                                        FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
MASTER PORTFOLIO                     ENDED 12/31/2004       ENDED 12/31/2005       ENDED 12/31/2006
-------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Master               $ 49,294                $ 7,565               $ 17,694
  Portfolio
LifePath 2010 Master Portfolio           $150,167                $24,056               $ 53,152
LifePath 2020 Master Portfolio           $316,223                $57,841               $110,233
LifePath 2030 Master Portfolio           $196,426                $51,256               $ 95,985
LifePath 2040 Master Portfolio           $124,190                $50,662               $ 82,053

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2006, none of the Master Portfolios in which each LifePath Portfolio invests owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents.

FREQUENT TRADING IN PORTFOLIO SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

Each LifePath Portfolio may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. MIP's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The Trust's Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries will be required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Distributions and Taxes
The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the IRC, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold LifePath Portfolio shares as capital assets within the meaning of the IRC. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the LifePath Portfolios, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each LifePath Portfolio and Underlying Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the IRC as long as such qualification is in the best interests of the LifePath Portfolio's shareholders. Each LifePath Portfolio will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the IRC applicable to regulated investment companies generally will apply separately to each LifePath Portfolio, even though each LifePath Portfolio is a series of a trust. Furthermore, each LifePath Portfolio separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the IRC, each LifePath Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the IRC). Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each LifePath Portfolio must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the LifePath Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the LifePath Portfolio's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the LifePath Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a LifePath Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each LifePath Portfolio generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the IRC (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A LifePath Portfolio generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Although dividends generally will be treated as distributed when paid, if a LifePath Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the LifePath Portfolio and its shareholders will be treated as if the LifePath Portfolio paid the distribution by December 31 of the calendar year in which it was declared. Each LifePath Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a LifePath Portfolio will not be subject to U.S. federal income taxation.

If, in any taxable year, a LifePath Portfolio fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirements described above, the LifePath Portfolio would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the LifePath Portfolio's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the LifePath Portfolio may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the LifePath Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the LifePath Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the LifePath Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each LifePath Portfolio to the extent it fails to distribute during each calendar year (1) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (2) at least 98% of its net capital gain income for the 12 month period ending on October 31, and (3) all of its ordinary income and net capital gain income from previous years that were not distributed or subject to tax during such years. Each LifePath Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a LifePath Portfolio will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A LifePath Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A LifePath Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the LifePath Portfolios do not expect to distribute such capital gains. The LifePath Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2006, the following LifePath Portfolios had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes and expiring in the years indicated, as follows:

                                  EXPIRING
LIFEPATH PORTFOLIO               12/31/2012
--------------------------     -------------
  LifePath 2040 Portfolio       $2,339,387

EQUALIZATION ACCOUNTING. Each LifePath Portfolio may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a LifePath Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a LifePath Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a LifePath Portfolio's total returns, it may reduce the amount that the LifePath Portfolio would otherwise distribute to continuing shareholders by reducing the LifePath Portfolio's required distribution amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the LifePath Portfolios, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a related Master Portfolio. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the related Master Portfolio, as disregarded from the LifePath Portfolio) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the IRC. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the IRC and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the related LifePath Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF UNDERLYING FUND INVESTMENTS. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Underlying Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If an Underlying Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Certain transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the IRC, are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to an Underlying Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the IRC which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the IRC, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to an Underlying Fund that had not engaged in such transactions.

If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the IRC. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Underlying Fund's taxable year, the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Underlying Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Underlying Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual U.S. federal income tax on certain dividends and so may be taxable as ordinary income.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a LifePath Portfolio's earnings and profits, described above, are determined at the end of the LifePath Portfolio's taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a LifePath Portfolio's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the LifePath Portfolio, generally are deemed to be taxable distributions and must generally be reported on each LifePath Portfolio shareholder's U.S. federal income tax return. Distributions in excess of a LifePath Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's LifePath Portfolio shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A LifePath Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each LifePath Portfolio has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a LifePath Portfolio and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders. Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the IRC to the extent such distributions are attributable to income from the LifePath Portfolio's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the LifePath Portfolio and the shareholders.

A distribution that is attributable to qualified dividend income of a LifePath Portfolio that is paid by the LifePath Portfolio to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the LifePath Portfolio held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a LifePath Portfolio as a capital gain dividend will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the LifePath Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held the LifePath Portfolio shares. Each LifePath Portfolio will designate capital gain distributions, if any, in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

SALES OF LIFEPATH PORTFOLIO SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in LifePath Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if LifePath Portfolio shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such LifePath Portfolio shares for more than one year at the time of the sale.

Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares. If a shareholder receives a capital gain dividend with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of a LifePath Portfolio of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases exempt from this requirement but, under current guidance, shareholders of regulated investment companies are not exempt. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the LifePath Portfolio would be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio could pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the LifePath Portfolio, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the LifePath Portfolios expect to qualify for this election.

FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividends is 15%; and (iv) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends, and long-term capital gains is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the LifePath Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of a law enacted in 2001.

TAX-DEFERRED PLANS. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares unless the acquisition of the LifePath Portfolio shares was debt-financed. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, LifePath Portfolio dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a LifePath Portfolio, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. All prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding LifePath Portfolio shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on the LifePath Portfolio's distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisers and financial planners.

FOREIGN SHAREHOLDERS. With respect to taxable years of a LifePath Portfolio beginning on or after January 1, 2005 and before January 1, 2008, certain distributions, if designated by a LifePath Portfolio as "interest-related dividends," that are generally attributable to the LifePath Portfolio's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the LifePath Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Each

LifePath Portfolio may choose to designate any interest-related dividends in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. Other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a LifePath Portfolio, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of LifePath Portfolio shares, capital gain distributions and, with respect to taxable years of a LifePath Portfolio beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the LifePath Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a LifePath Portfolio beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the LifePath Portfolios do not expect LifePath Portfolio shares to constitute U.S. real property interests, a portion of a LifePath Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a LifePath Portfolio may choose to designate as such in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, LifePath Portfolio shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, LifePath Portfolio shares will not be deemed to be property situated in the United States in the proportion that, at the end of the quarter of the LifePath Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the LifePath Portfolio that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the LifePath Portfolio. In general, no U.S. federal gift tax will be imposed on gifts of LifePath Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

Capital Stock
As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of eleven separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Portfolio's investment objective or fundamental investment policies.

VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio's fundamental investment policy would be voted upon only by shareholders of that LifePath Portfolio. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a LifePath Portfolio is effective as to that LifePath Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each LifePath Portfolio and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's objective or policies on a LifePath Portfolio, as an interestholder in the Master Portfolio, or the LifePath Portfolio's shareholders, see "Master/Feeder Structure" above.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described in "Voting" above.

Additional Information on the LifePath Portfolios
The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the LifePath Portfolios at BGIFUNDS@seic.com.

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the LifePath Portfolios' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements
The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2006 for each LifePath Portfolio and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 9, 2007. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

Disclaimers
The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund and the iShares S&P Small Cap 600 Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of owning or trading in shares of the Trust (as used in these Disclaimers, "shares"). Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed for sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy and/or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to owners of shares or to any member of the public regarding the advisability of owning or trading in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group is the licensor of certain trademarks, service marks, and trade names. The Russell Indexes on which the iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are based are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Russell Investment Group obtains information for inclusion or use in the calculation of the Russell Indexes from sources that Russell Investment Group considers reliable, Russell Investment Group does not guarantee the accuracy and/or the completeness of the Russell Indexes or any data included therein. Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International, Inc. ("MSCI") or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares MSCI Index Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration of the iShares MSCI Index Funds, or the marketing or trading of shares of the iShares MSCI Index Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Fixed-Rate Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund (collectively, the "Lehman Funds") are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Lehman Funds or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers' only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indexes, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of shares of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of shares of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indexes. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indexes or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares, or any other person or entity, from the use of the Lehman Brothers Indexes or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the American Stock Exchange (the "AMEX"). The AMEX makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the ability of any such series to track the total return performance of any underlying index or the ability of any underlying index identified herein to track bond market performance. Each underlying index identified herein is determined, composed and calculated by Lehman Brothers without regard to any series of the Trust. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of shares in connection with the administration, marketing or trading of shares.

The AMEX does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its series as licensee, licensee's customers and counterparties, owners of shares, or any other person or entity from the use of the subject indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the ability of any such series to track the total return performance of any underlying index or the ability of any underlying index identified herein to track stock market performance. The underlying indexes identified herein are determined, composed and calculated by Lehman Brothers without regard to any series of the Trust. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of shares in connection with the administration, marketing or trading of shares.

The NYSE does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its series as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------
Appendix
Description of certain ratings assigned by S&P, Moody's and Fitch:

                          S&P LONG-TERM CREDIT RATINGS
                          ----------------------------

                                     "AAA"

An obligor rated `AAA' has EXTREMELY STRONG capacity to meet its financial commitments. AAA is the highest issuer credit rating assigned by S&P.

                                      "AA"

An obligor rated `AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

                                      "A"

An obligor rated `A' has STRONG capacity to meets its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories.

                                     "BBB"

An obligor rated `BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

                                      "BB"

An obligor rated `BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

                                      "B"

An obligor rated `B' is MORE VULNERABLE than the obligors rated `BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

                                     "CCC"

An obligor rated `CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meets its financial commitments.

                                      "CC"

An obligor rated `CC' is CURRENTLY HIGHLY VULNERABLE.

Obligors rated `BB', `B', `CCC', and `CC' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                             PLUS (+) OR MINUS (-)

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A-1

                                      "R"

An obligor rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over another class or pay some obligations and not others. Please see S&P issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

                                  "SD" AND "D"

An obligor rated `SD' (Selective Default) or `D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligation on other issues or classes of obligations in a timely manner. Please see S&P issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

                                     "N.R."

An issuer designated `N.R.' is not rated.

                         "PUBLIC INFORMATION RATINGS"

Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on each new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

Outlooks are not provided for ratings with a `pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a `pi' subscript generally are not modified with `+' or `-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

                         S&P SHORT-TERM CREDIT RATINGS
                         -----------------------------

                                     "A-1"

An obligor rated `A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

                                     "A-2"

An obligor rated `A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     "A-3"

An obligor rated `A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

                                      "B"

An obligation rated `B' is MORE VULNERABLE to non-payment then obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      "C"

A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this

                                      A-2

obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                                      "R"

An obligor rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over another class or pay some obligations and not others. Please see S&P issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

                                  "SD" AND "D"

An obligor rated `SD' (Selective Default) or `D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

                                    "N.R."

An issuer designated `N.R.' is not rated.

                   LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of S&P analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                        MOODY'S LONG-TERM CREDIT RATINGS
                        --------------------------------

                                     "AAA"

Obligations rated `Aaa' are judged to be of the highest quality, with minimal credit risk.

                                      "AA"

Obligations rated `Aa' are judged to be of high quality and are subject to very low credit risk.

                                      "A"

Obligations rated `A' are considered upper-medium grade and are subject to low credit risk.

                                     "BAA"

Obligations rated `Baa' are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

                                      "BA"

Obligations rated `Ba' are judged to have speculative elements and are subject to substantial credit risk.

                                      "B"

Obligations rated `B' are considered speculative and are subject to high credit risk.

                                      A-3

                                     "CAA"

Obligations rated `Caa' are judged to be of poor standing and are subject to very high credit risk.

                                      "CA"

Obligations rated `Ca' are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

                                      "C"

Obligations rated `C' are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       MOODY'S SHORT-TERM CREDIT RATINGS
                       ---------------------------------

                                     "P-1"

Issuers (or supporting institutions) rated `Prime-1' have a superior ability to repay short-term debt obligations.

                                     "P-2"

Issuers (or supporting institutions) rated `Prime-2' have a strong ability to repay short-term debt obligations.

                                     "P-3"

Issuers (or supporting institutions) rated `Prime-3' have an acceptable ability to repay short-term obligations.

                                      "NP"

Issuers (or supporting institutions) rated `Not Prime' do not fall within any of the Prime rating categories.

                         FITCH LONG-TERM CREDIT RATINGS
                         ------------------------------

Fitch's long-term credit ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     "AAA"

Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      "AA"

Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                      A-4

                                      "A"

High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                     "BBB"

Good credit quality. `BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                                      "BB"

Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                      "B"

Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                              "CCC", "CC" AND "C"

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic development. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

                                      "RD"

Indicates an entity that has failed to make due on payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

                                      "D"

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

                                      "NR"

Denotes that Fitch does not publicly rate the associated issue or issuer.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term category, to categories below `CCC', or to short-term ratings other than `F1.' (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

                        FITCH SHORT-TERM CREDIT RATINGS
                        -------------------------------

Fitch's short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                     "F-1"

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      A-5

                                     "F-2"

Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments; the margin of safety is not as great as in the case of the higher ratings.

                                     "F-3"

Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                      "B"

Speculative. Indicates minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                      "C"

High default risk. Default is a real possibility. Indicates capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                      "D"

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

                                      "NR"

Denotes that Fitch does not publicly rate the associated issue or issuer.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.

                                      A-6

                                                                 BGF-SAI-LPS0907